Exhibit 99.3

 An Exciting Path Forward  September 28, 2026  EXHIBIT 99.3

 Caution Regarding Forward-Looking Statements  This presentation relates to the proposed transaction pursuant to which Lifecore Biomedical, Inc. (“Lifecore” or the “Company”) will be acquired by Lifecore Inc., a Delaware corporation (“Parent”). Pursuant to an Agreement and Plan of Merger dated September 27, 2026 (the “Merger Agreement”), Hazel Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent, will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Webster Equity Partners.  This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “plan”, “forecast,” “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the Merger, closing conditions relating to the Merger, and expectations, goals, projections and benefits relating to the Merger, as well as other statements regarding Lifecore’s goals, intentions and expectations, business plan and growth strategies, and the anticipated future performance of Lifecore, whether with respect to the Merger or otherwise.  Forward-looking statements are not historical facts but instead express only Lifecore’s management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. Actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements because of risks and uncertainties, including, but not limited to: (1) the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Lifecore’s business and the price of its common stock; (2) the failure to satisfy any of the conditions to the consummation of the transaction, including the receipt of certain regulatory approvals; (3) the failure to obtain stockholder approval of the transaction; (4) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the transaction agreement, including in circumstances requiring Lifecore to pay a termination fee; (5) the risk that Lifecore’s rights under the Merger Agreement to pursue or consider a “Superior Proposal” will not result in a “Superior Proposal”; (6) the value to stockholders from the contingent value rights (CVRs) that Lifecore will distribute to its stockholders is uncertain and the holders of the CVRs may receive less-than-anticipated payments (or no payments) with respect to the CVRs after the closing of the proposed transaction; (7) the proposed transaction and its announcement could have an adverse effect on the ability of Lifecore to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; (8) risks related to the diversion of management’s attention from Lifecore’s ongoing business operations; (9) unexpected costs, charges or expenses resulting from the proposed transaction; (10) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (11) certain restrictions during the pendency of the proposed transaction that may impact Lifecore’s ability to make changes in its business, pursue certain business opportunities or strategic transactions; (12) uncertainties pertaining to other business effects, including the effects of industry, market, economic, political or regulatory conditions, future interest rates and changes in tax and other laws, regulations, rates and policies, and (13) the effect of the announcement or pendency of the transaction on Lifecore’s business, operating results and relationships with collaborators, vendors, competitors and others. Please refer to Lifecore’s annual report to stockholders, which is the Transition Report on Form 10-KT for the transition period from May 26, 2025 to December 31, 2025, filed with the SEC on March 16, 2026, as well as Lifecore’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to Lifecore or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Lifecore does not undertake any obligation to update any forward-looking information contained in this presentation whether as a result of new information, future events, or otherwise.

 Additional Information and Where to Find It; Participants in the Solicitation  Additional Information and Where to Find It  In connection with the proposed acquisition of Lifecore by an affiliate of Webster Equity Partners, Lifecore will file with the SEC a definitive proxy statement relating to a Lifecore special meeting of stockholders to approve the Merger Agreement and the Merger.  Lifecore urges you to read the proxy statement and other relevant documents filed or to be filed with the SEC carefully as they become available, as well as any amendments or supplements to these documents, because they will contain important information.  You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Lifecore with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by Lifecore with the SEC by accessing the investor relations section of Lifecore’s website at https://ir.lifecore.com or by calling (952) 368-4300. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement or any other document that Lifecore files with or furnishes to the SEC.  Participants in the Solicitation  This presentation does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Lifecore and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lifecore stockholders in connection with the proposed transaction.  Information regarding the directors and executive officers of Lifecore, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (1) in Lifecore’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, including under the headings “Proposal No. 1: Election of Directors,” “Corporate Governance and Board Matters – Executive Officers of the Company,” “Compensation Discussion and Analysis,” “Executive Compensation and Related Information,” “Stock Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on April 24, 2026, and (2) to the extent holdings of Lifecore’s securities by its directors or executive officers have changed since the amounts set forth in Lifecore’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

 Acquisition Announcement  Lifecore has entered into a definitive merger agreement to be acquired by an affiliate of Webster Equity Partners.  At closing, Lifecore will become privately held.  Transaction Highlights:  $6.28 per share of common stock in cash at closing plus one CVR per share of common stock  Expected closing date at end of Q4 2026:  Requires stockholder and regulatory approvals  Limited details can be shared at this time due to regulatory restrictions  Post-close:  Continue to operate under the Lifecore name and brand as a private company   Expect to maintain our headquarters here in Chaska  Until closing, Lifecore remains an independent public company.

 The Lifecore Board’s Process  Unanimously Approved: The Lifecore Transaction Committee and Lifecore Board of Directors unanimously approved the merger.   Attractiveness of Lifecore Opportunity To Buyer  Benefits and Risks of Standalone Plan  Best Interest of Stockholders

 What This Transaction Means for Our Employee Community  No organizational changes between now and closing, except backfill of certain open and approved positions  2026 Annual Bonus Plan continues to be in effect  Lifecore will provide base salary, short-term cash incentive compensation, severance pay and benefits, and broad-based retirement, health and welfare benefits post-closing substantially comparable to pre-signing

 Buyer Profile   Healthcare-industry-focused private equity.  Pharma and CDMO experience.  We believe buyer supports our growth plans.

 Continuity is Key  Transaction represents ownership change. Does not change our business priorities.  Meet our customer commitments with no change in daily activities.  Customers and key suppliers will receive communication about continuity.  Focus on strong finish to 2026.   Post-close, we expect Lifecore to continue to operate under the Lifecore name, brand and same commitment to customers

 What Happens Next?  Proposed acquisition publicly announced via press release today.  “Go-shop” period begins immediately.  Transaction is subject to a number of closing conditions:  Expect to close at the end of Q4 2026  Approval by Lifecore’s stockholders  Receipt of required regulatory approval  Please do not speak to the media, investors, or other external parties on behalf of the company about this transaction. Direct inquiries to me or Ryan Lake.

 Alcon Contract ManufacturingAgreement Extension  Growth by maximizing existing commercial business

 Thank you